EXHIBIT 99.1

[GRAPHIC OMITTED]
[ELMER'S RESTAURANTS,INC. LOGO]

PRESS RELEASE

For Release                                               CONTACT:
                                                          --------
June 23, 2004                                             Kristi Dunlap
4:00 p.m. EDT                                             (503) 252-1485

               ELMER'S RESTAURANTS, INC. ANNOUNCES ANNUAL EARNINGS

Portland, Oregon - Elmer's Restaurants, Inc. (NASDAQ: Small-Cap: ELMS) announced today its earnings for the fiscal year ended March 29, 2004. The Company reported annual net income of $1.3 million on revenues of $33.5 million, compared to net income of $1.6 million on sales of $32 million in the prior year. Fully diluted earnings for the year were $.62 per share compared to $.74 per share last year. For the year, system-wide same store sales rose 3.3%.

Results for fiscal year ended March 31, 2003 included a gain relating to the sale and re-franchising of three restaurants, loss on the extinguishment of debt, and loss on sale of marketable securities, which resulted in a net after-tax gain of approximately $363,000, or $.18 per share.

For its fourth quarter ended March 29, 2004, the Company reported net income of $295,000 on revenues of $7.9 million, compared to net income of $286,000 on revenues of $7.6 million in the prior year. Fully diluted earnings rose during the quarter to $.15 per share, compared to $.14 per share in the year ago period. During its fourth quarter, the Company repurchased 10% of its outstanding shares.

Commenting on the year-end results, Company Chairman and Chief Executive Officer Bruce Davis said, "We achieved another year of solid financial and operational performance. Excluding the gain we recorded in fiscal 2003, earnings per share are up 10% in fiscal 2004."

The Company owns and operates 10 Elmer's Restaurants and franchises 22 Elmer's Restaurants in Washington, Oregon, California, Idaho and Montana. The Company also owns and operates five Mitzel's American Kitchen restaurants in the Puget Sound region of Washington, and 13 delicatessen-style restaurants in Oregon.

SAFE HARBOR STATEMENT: A number of statements contained in this press release are forward-looking statements that are subject to risk and uncertainties and which are made pursuant to the Safe Harbor provisions of the private Securities Litigation Reform Act of 1995. Statements indicating that the Company "believes", "expects", "anticipates" or "estimates" are forward-looking as are all other statements regarding future financial results, market conditions and other events that have not yet occurred. These forward-looking statements may involve a number of risks and uncertainties relating to the Company's business, financial conditions, and operations, as well as other factors listed in the
Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

                                       ###

                   ELMER'S RESTAURANTS, INC., AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                              FOR THE YEAR ENDED                  FOR THE TWELVE WEEKS ENDED
                                                  ---------------------------------------   ----------------------------------------
                                                      MARCH 29,            March 31,            MARCH 29,            March 31,
                                                         2004                 2003                2004                  2003
                                                  -------------------   -----------------   ------------------   -------------------
REVENUES                                                $ 33,491,570        $ 31,984,292            7,891,108           $ 7,585,282
                                                  -------------------   -----------------   ------------------   -------------------

COSTS AND EXPENSES:

Cost of restaurant sales:
  Food and beverage                                        9,915,919           9,239,966            2,226,488             2,299,652
  Labor and related costs                                 11,239,527          11,219,026            2,744,658             2,598,884
  Restaurant operating costs                               4,655,033           4,457,256            1,139,228             1,090,730
  Occupancy costs                                          2,073,648           2,030,596              492,087               457,135
  Depreciation and amortization                              836,728             754,107              203,761               191,897
  Restaurant opening and closing expenses                    127,408               9,718                 (368)                    -
General and administrative expenses                        2,460,724           2,268,430              591,754               506,874
Net loss (gain) on disposition of property                     4,071            (752,377)                   -               (16,180)
                                                  -------------------   -----------------   ------------------   -------------------

                                                          31,313,058          29,226,722            7,397,608             7,128,992
                                                  -------------------   -----------------   ------------------   -------------------

    INCOME FROM OPERATIONS                                 2,178,512           2,757,570              493,500               456,290

OTHER INCOME (EXPENSE):
  Interest income                                             78,861             141,651               13,337                15,337
  Interest expense                                          (388,283)           (428,174)             (94,193)              (93,287)
  Loss on debt extinguishment                                (32,500)            (97,500)                   -                     -
  Gain (loss) on sale of marketable securities                65,794             (55,934)               7,956                     -
                                                  -------------------   -----------------   ------------------   -------------------

    Income before provision for income taxes               1,902,384           2,317,613              420,600               378,340

  Income tax provision                                      (625,000)           (760,000)            (126,000)              (92,017)
                                                  -------------------   -----------------   ------------------   -------------------

    NET INCOME                                           $ 1,277,384         $ 1,557,613            $ 294,600             $ 286,323
                                                  ===================   =================   ==================   ===================

PER SHARE DATA:

 Net income per share - basic                                 $ 0.64              $ 0.76               $ 0.16                $ 0.14
                                                  ===================   =================   ==================   ===================
 Net income per share - diluted                               $ 0.62              $ 0.74               $ 0.15                $ 0.14
                                                  ===================   =================   ==================   ===================

 Weighted average number of
 common shares outstanding - basic                         1,990,047           2,047,061            1,836,544             2,041,709
   Net effect of dilutive stock options                       78,387              70,848              129,112                48,107
                                                  -------------------   -----------------   ------------------   -------------------
 Weighted average number of
 common shares outstanding - Diluted                       2,068,434           2,117,909            1,965,656             2,089,816
                                                  ===================   =================   ==================   ===================

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